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                                                                    Exhibit 23.3


                        [Letterhead of Kenyon & Kenyon]


                       CONSENT OF SPECIAL PATENT COUNSEL

     We hereby consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-3 and related Prospectus of ImClone Systems Incorporated.


                                                  By: /s/ Kenyon & Kenyon
                                                      --------------------------
                                                          Kenyon & Kenyon



New York, New York
November 1, 1999